EMPLOYEE BENEFIT PLANS AND COLLECTIVE BARGAINING AGREEMENTS - Schedule of Assumptions Used (Details)	12 Months Ended
	Feb. 23, 2019	Feb. 24, 2018
Weighted Average Assumptions Used in Calculating Benefit Obligation [Abstract]
Discount rate	4.17%	4.12%
Rate of compensation increase	2.87%	2.87%
Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount rate	4.12%	4.21%
Expected return on plan assets:	6.38%	6.40%